UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Standard Investments Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)

Semi-Annual Report

April 30, 2019

Sydney Harbour Bridge
Sydney, Australia

Beginning with reports for the period ending April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically following the instructions included with this disclosure or by contacting your financial intermediary or the Fund.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions included with this disclosure or by contacting the Fund at (800) 647-0584 or your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2018 through the distributions declared on June 11, 2019 consisted of 27% net investment income, and 73% tax return of capital.

In January 2020, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2019 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2019. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return

For the six-month period ended April 30, 2019, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark is as follows:

NAV*	10.4%
Market Price*	9.6%
S&P/ASX 200 Accumulation Index (“ASX 200”)[1]	10.1%

*assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Manager.

NAV, Market Price and Discount

The below table represents comparison from current six-month period end to prior year of Market Price to NAV and associated Discount.

	NAV	Closing Market Price	Discount
04/30/2019	$5.75	$5.36	6.8%
10/31/2018	$5.51	$5.17	6.2%

Throughout the six-month period ended April 30, 2019, the Fund’s NAV was within a range of $5.13 to $5.82 and the Fund’s market price traded within a range of $4.66 to $5.60. Throughout the six-months ended April 30, 2019, the Fund’s shares traded within a discount range of 2.9% to 9.9%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective June 12, 2019, Camille Simeon replaced Robert Penaloza as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. The team also includes Jason Kururangi, Michelle Lopez, Natalie Tam and Hugh Young. Camille is Simeon is an Investment Manager on the Australian Equities team. She joined Aberdeen Standard Investments Australia Limited in 2008.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2019, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2019. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 11, 2019, the Fund announced that it will pay on June 28, 2019, a distribution of US $0.14 per share to all shareholders of record as of June 21, 2019.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2019, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at http://www.sec.gov. The Fund makes the information on Form N-Q (or the exhibit to Form N-PORT) available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

1                   The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the European Union (“EU”) (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure. This was originally March 29, 2019, but has been extended twice following agreement by all EU member states, and is now expected to be October 31, 2019 (the “Exit Day”). Until Exit Day, all existing EU-derived laws and regulations will continue to apply in the UK. Those laws may continue to apply for an additional transitional period following Exit Day, depending on whether a deal is struck between the UK and the EU and, if so, what that deal is. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, there remain various open questions as to how cross-border financial services will work post-Exit Day, and the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the company that provides investment advisory services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, Standard Life Aberdeen plc and its subsidiaries have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services they provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite these preparations.

Investor Relations Information

As part of Aberdeen Standard’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos, information and important Fund documents. Sign up today at https://www.aberdeenstandard.com/en-us/cefinvestorcenter/contact-us/preferences

Contact Us:

•  Visit: aberdeenstandard.com/en-us/cefinvestorcenter

•  Email: Investor.Relations@aberdeenstandard.com; or

•  Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

2	Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities posted substantial gains for the six-month period ended April 30, 2019, which was marked by two distinct halves. Stock prices initially fell in late 2018, in tandem with most global equity markets amid much turmoil in an indiscriminate sell-off. Fears of a slowing global economy, worries over the U.S.-China trade dispute, and tightening global monetary conditions dampened investor sentiment. The global markets recovered in early 2019, following the U.S. Federal Reserve’s (Fed) dovish monetary policy tilt, as well as signs of global economic stabilization and generally improved outlooks across emerging markets and China. The Australian stock market’s rise in the latter half of the reporting period was also buoyed by a rebound in commodity prices, particularly for iron ore. Although Australian financial-sector stocks rebounded after the release of the final report of the Royal Commission into Misconduct in the Banking, Superannuation and Financial Services Industry, they lagged the overall market. In economic news, Australia’s first-quarter 2019 gross domestic product (GDP) growth rate largely exceeded the market’s expectations amid solid infrastructure investments, while manufacturing activity data moderated. The nation’s exports generally exceeded consensus expectations in March 2019. In contrast, business confidence declined and the unemployment rate edged higher on the back of more people seeking work. Inflation remained benign, which we believe is paving the way for the Reserve Bank of Australia to cut its benchmark interest rate.

Fund performance review

The Fund returned 10.35% on a net asset value basis for the six-month period ended April 30, 2019, modestly outperforming the 10.11% return of its benchmark, the Standard & Poor’s (S&P)/Australian Stock Exchange Ltd. (ASX) 200 Index.

At the stock level, contributors to the Fund’s relative performance included securities exchange operator ASX, which saw healthy year-over-year revenue growth for the first half of its 2019 fiscal year. In an unrelated matter, ASX sold its stake in software company Iress Ltd., which we believe may result in additional returns of capital to ASX’s shareholders.

The Fund’s performance versus its benchmark for the reporting period also benefited from the holding in Xero Ltd., an accounting software developer focused on cloud solutions for small- and medium-sized businesses. The shares declined substantially as a part of the global tech sell-off in late 2018. We took advantage of the volatility to add to the Fund’s position in the company, as we feel that its long-term investment thesis remains intact. We believe that the firm has a long runway for growth across various markets, underpinned by its high-quality products and the opportunity to grow and gain market share through its accounting ecosystem.

Finally, the holding in Cleanaway Waste Management Ltd. also enhanced the Fund’s relative performance for the reporting period. The waste management services company posted relatively strong results for the first half of its 2019 fiscal year as it continues to generate operating leverage and deliver on its “Footprint 2025” waste management infrastructure improvement strategy.

Conversely, detractors from the Fund’s relative performance for the reporting period included financial services company IOOF Holdings Ltd. The Australian Prudential Regulation Authority (APRA) announced disqualification proceedings against both IOOF Holdings’ management and its board. We subsequently exited the Fund’s position in the company.

The position in Adelaide Brighton Ltd. also had a negative impact on the Fund’s relative performance as shares of the integrated construction materials producer were hampered by the malaise in the Australian housing market and investors’ expectations of an ensuing slowdown in residential construction activity. The company also provided a generally weaker-than-expected market update due to slower starts to both South Australia’s infrastructure output and Western Australia’s construction activity for the second half of 2019.

Additionally, the lack of exposure to iron ore company Fortescue Metals, which is a constituent of the benchmark S&P/ASX 200 Index, weighed on the Fund’s relative performance for the reporting period. Shares of the company rallied as iron ore prices rose sharply amid supply uncertainty following the collapse of Brazilian miner Vale’s dam at its Corrego do Feijao mine. (The Fund does not have a position in Vale S.A.)

Fund activity

Amid the regulatory uncertainty stemming from the Banking Royal Commission’s report, we became more defensive and maintained a significant underweight in the Fund in the financials sector. Consequently, we exited the Fund’s position in financial services company AMP Ltd. We think that the company’s new management may reset market expectations for the stock. Following the Royal Commission’s report, we feel that the industry structure may also face drastic changes that could disadvantage vertically integrated* companies.

During the reporting period, we initiated a small position in Macquarie Group Ltd., which has businesses across asset management, banking

*                   Vertical integration comprises a merger of companies in the same industry at different stages of production and/or distribution.

Aberdeen Australia Equity Fund, Inc.	3

Report of the Investment Manager (unaudited) (concluded)

and financial advisory segments. In our judgment, the company is benefiting from solid underlying demand for infrastructure and renewable energy investment globally. Coupled with Macquarie’s specialist background in owning and operating assets, we believe that its asset management business should continue deploying equity under management, while it generates attractive fees. Additionally, we feel that Macquarie will be able to deliver attractive risk-adjusted returns through the business cycle, given its prudent risk-management approach. We also established a new position in property management company Charter Hall Group. We believe that the company should continue to raise and deploying third-party capital because of its funds’ strong track records and the Australian market’s solid fundamentals.

Outlook

In our view, while Australian equities may remain supported by reasonably accommodative fiscal and monetary policy, there may be some market volatility in light of weaker sentiment among consumers and businesses. Domestic consumption has been grinding lower as high household indebtedness, a near-zero savings ratio, and low wage growth have constrained Australian consumers.

Among investors’ concerns globally are ongoing trade tensions between the U.S. and China despite some signs of progress in negotiations and uncertainty around Brexit’s new deadline. We have seen downward revisions to global economic growth rates, and these generally are expected to continue. In the natural resources sector, we think that there will be ongoing capital expenditure and productivity initiatives to sustain production and contribute to GDP growth, with all three major Australian iron ore producers planning to undergo substantial replacement capital spending. This has coincided with a disruption to supply of Vale, a major Brazilian competitor.

We feel that there may be a similar dynamic in the energy sector, as several companies ramp up large liquefied natural gas (LNG) projects in an effort to exploit a tightening market into the mid-2020s. We believe that Australian domestically focused firms which are self-reliant and well managed should prosper because of their commitment to improving internal efficiencies, either by upgrading their operations through investments in technology and automation, or from cost-savings. In our opinion, business investment should continue, supported by higher government spending on infrastructure – particularly in Australia’s eastern states.

We feel that domestic risks to this scenario include tighter credit standards in the banking sector, which could hamper both the housing market and the construction sector. Nevertheless, we continue to find what we believe is value within the Australian equity market. As always, our focus is on accumulating positions in companies that we feel are led by excellent management, with healthy balance sheets and upbeat long-term prospects.

Risk Considerations

Past performance does not guarantee future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. There are also risks associated with investing in Australia, including the risk of investing in a single-country Fund. Concentrating investments in the Australia region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

4	Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the ASX 200, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2019.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	10.4%	3.7%	7.6%	2.3%	7.3%
Market Price	9.6%	-0.5%	9.1%	0.8%	7.3%
Benchmark	10.1%	2.9%	8.1%	1.8%	9.5%

Aberdeen Standard Investments Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The annualized operating expense ratio both excluding and net of fee waivers based on the six-month period ended April 30, 2019 was 1.53%.

Aberdeen Australia Equity Fund, Inc.	5

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2019, the GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2019, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2019, the Fund held 97.7% of its net assets in equities, 0.4% in a short-term investment and 1.9% in other assets in excess of liabilities.

Asset Allocation by Sector

Sectors	As a Percentage of Net Assets
Financials	28.4%	*
Health Care	16.2%
Materials	14.5%
Energy	7.6%
Industrials	7.3%
Real Estate	6.5%
Consumer Staples	5.6%
Communication Services	5.4%
Information Technology	3.0%
Utilities	2.1%
Consumer Discretionary	1.1%
Short-Term Investment	0.4%
Other Assets in Excess of Liabilites	1.9%
	100.0%

* As of April 30, 2019, the Fund’s holdings in the Financials sector were allocated to three industries: Banks (19.3%), Capital Markets (7.3%) and Insurance (1.8%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten equity holdings as of April 30, 2019:

Name of Security	As a Percentage of Net Assets
Commonwealth Bank of Australia	8.1%
BHP Group PLC	7.5%
CSL Ltd.	7.0%
ASX Ltd.	5.6%
Australia & New Zealand Banking Group Ltd.	4.7%
Cochlear Ltd.	4.6%
Woodside Petroleum Ltd.	4.4%
Westpac Banking Corp.	4.2%
Auckland International Airport Ltd.	3.7%
Telstra Corp. Ltd.	3.5%

6	Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2019

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—97.7%
COMMON STOCKS—97.7%
AUSTRALIA—78.6%
381,000	Adelaide Brighton Ltd.(a)	Construction Materials—0.9%	$ 1,164,128
76,300	Aristocrat Leisure Ltd.(a)	Hotels, Restaurants & Leisure—1.1%	1,404,574
139,800	ASX Ltd.(a)	Capital Markets—5.6%	7,344,850
2,161,700	AusNet Services(a)	Electric Utilities—2.1%	2,706,418
317,800	Australia & New Zealand Banking Group Ltd.(a)	Banks—4.7%	6,096,858
416,000	BHP Group PLC(a)	Metals & Mining—7.5%	9,819,497
234,100	Brambles Ltd.(a)	Commercial Services & Supplies—1.5%	1,989,309
222,700	Charter Hall Group, REIT(a)	Equity Real Estate Investment Trusts (REIT)—1.2%	1,542,576
1,684,300	Cleanaway Waste Management Ltd.(a)	Commercial Services & Supplies—2.1%	2,674,655
45,800	Cochlear Ltd.(a)	Health Care—4.6%	6,054,071
202,400	Commonwealth Bank of Australia(a)	Banks—8.1%	10,637,175
65,100	CSL Ltd.(a)	Biotechnology—7.0%	9,131,042
122,000	DuluxGroup Ltd.(a)	Chemicals—0.6%	838,715
479,800	Goodman Group, REIT(a)	Equity Real Estate Investment Trusts (REIT)—3.4%	4,464,821
241,000	Incitec Pivot Ltd.(a)	Chemicals—0.4%	572,713
13,800	Macquarie Group Ltd.(a)	Capital Markets—1.0%	1,311,470
1,166,000	Medibank Pvt Ltd.(a)	Insurance—1.8%	2,349,913
166,000	National Australia Bank Ltd.(a)	Banks—2.3%	2,963,935
408,300	Oil Search Ltd.(a)	Oil, Gas & Consumable Fuels—1.7%	2,236,026
363,100	Origin Energy Ltd.(a)	Oil, Gas & Consumable Fuels—1.4%	1,886,874
31,900	Perpetual Ltd.(a)	Capital Markets—0.7%	920,949
1,897,400	Telstra Corp. Ltd.(a)	Diversified Telecommunication Services—3.5%	4,519,308
297,800	Treasury Wine Estates Ltd.(a)	Beverages—2.8%	3,612,225
855,300	Vicinity Centres, REIT(a)	Equity Real Estate Investment Trusts (REIT)—1.2%	1,533,839
282,000	Westpac Banking Corp.(a)	Banks—4.2%	5,478,245
231,100	Woodside Petroleum Ltd.(a)	Oil, Gas & Consumable Fuels—4.4%	5,761,259
163,900	Woolworths Group Ltd.(a)	Food & Staples Retailing—2.8%	3,679,969
			102,695,414
FRANCE—0.7%
112,480	Unibail-Rodamco-Westfield	Equity Real Estate Investment Trusts (REIT)—0.7%	969,751
NEW ZEALAND—10.8%
918,004	Auckland International Airport Ltd.(a)(b)	Transportation Infrastructure—3.7%	4,886,742
251,600	Fisher & Paykel Healthcare Corp. Ltd.(a)	Health Care—2.0%	2,658,547
1,029,500	Spark New Zealand Ltd.(a)(b)	Diversified Telecommunication Services—2.0%	2,533,936
103,400	Xero Ltd.(a)(b)	Software—3.1%	3,977,026
			14,056,251
UNITED KINGDOM—5.0%
75,100	Rio Tinto PLC—London Listing(a)	Metals & Mining—3.3%	4,381,264
916,200	South32 Ltd.—London Listing(a)	Metals & Mining—1.7%	2,165,501
			6,546,765
UNITED STATES—2.6%
327,800	ResMed, Inc.(a)	Health Care—2.6%	3,401,583
	Total Long-Term Investments—97.7% (cost $120,197,531)		127,669,764

Aberdeen Australia Equity Fund, Inc.	7

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2019

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.4%
UNITED STATES—0.4%
570,701	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.37%(c)	$ 570,701
	Total Short-Term Investment—0.4% (cost $570,701)	570,701
	Total Investments—98.1% (cost $120,768,232)(d)	128,240,465
	Other Assets in Excess of Liabilities—1.9%	2,489,324
	Net Assets—100.0%	$ 130,729,789

(a)  Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2019.

(d)  See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT Real Estate Investment Trust

See Notes to Financial Statements.

8	Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2019

Assets
Investments, at value (cost $120,197,531)	$ 127,669,764
Short-term investments, at value (cost $570,701)	570,701
Foreign currency, at value (cost $2,714,023)	2,704,437
Interest and dividends receivable	1,314
Prepaid expenses and other assets	3,137
Total assets	130,949,353
Liabilities
Investment management fees payable (Note 3)	105,933
Investor relations fees payable (Note 3)	11,313
Administration fees payable (Note 3)	9,101
Director fees payable	3,116
Other accrued expenses	90,101
Total liabilities	219,564

Net Assets	$130,729,789
Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$ 227,423
Paid-in capital in excess of par	119,513,494
Distributable earnings	10,988,872
Net Assets	$130,729,789
Net asset value per share based on 22,742,326 shares issued and outstanding	$ 5.75

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	9

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2019

Net Investment Income
Income:
Dividends (net of foreign withholding taxes of $59,950)	$ 3,219,005
Interest and other income	23,768
Total investment income	3,242,773
Expenses:
Investment management fee (Note 3)	588,518
Directors’ fees and expenses	106,616
Administration fee (Note 3)	50,257
Insurance expense	40,660
Investor relations fees and expenses (Note 3)	34,697
Reports to shareholders and proxy solicitation	33,629
Independent auditors’ fees and expenses	31,048
Custodian’s fees and expenses	16,426
Transfer agent’s fees and expenses	13,916
Legal fees and expenses	11,187
Miscellaneous	34,651
Total operating expenses before reimbursed/waived expenses	961,605
Less: Investor relations fee waiver (Note 3)	(3,286)
Net expenses	958,319

Net investment income	2,284,454
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(1,634,256)
Foreign currency transactions	(19,435)
(1,653,691)
Net change in unrealized appreciation/(depreciation) on:
Investment transactions	8,976,518
Foreign currency translation	2,726,249
11,702,767
Net realized and unrealized gain from investments and foreign currency related transactions	10,049,076
Net Increase in Net Assets Resulting from Operations	$12,333,530

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2019 (unaudited)	For the Year Ended October 31, 2018
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,284,454	$ 3,544,488
Net realized gain/(loss) from investment transactions	(1,634,256)	5,272,314
Net realized loss from foreign currency transactions	(19,435)	(333,738)
Net change in unrealized appreciation/(depreciation) on investments	8,976,518	(11,874,333)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	2,726,249	(2,098,503)
Net increase/(decrease) in net assets resulting from operations	12,333,530	(5,489,772)
Distributions to shareholders from:
Distributable earnings	(6,822,698)	(12,928,295)
Tax return of capital	–	(1,626,794)
Net decrease in net assets from distributions	(6,822,698)	(14,555,089)
Change in net assets resulting from operations	5,510,832	(20,044,861)
Net Assets:
Beginning of period	125,218,957	145,263,818
End of period	$130,729,789	$125,218,957

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.	11

Financial Highlights

	For the Six-Month Period Ended April 30, 2019		For the Fiscal Years Ended October 31,
	(unaudited)		2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period	$5.51		$6.39	$6.09	$6.21	$8.27	$9.44
Net investment income	0.10		0.16	0.17	0.15	0.21	0.23
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.44		(0.40)	0.77	0.40	(1.45)	(0.48)
Total from investment operations	0.54		(0.24)	0.94	0.55	(1.24)	(0.25)
Distributions from:
Net investment income	(0.30)		(0.14)	(0.13)	(0.16)	(0.27)	(0.32)
Net realized gains	–		(0.43)	(0.16)	(0.09)	(0.15)	–
Tax return of capital	–		(0.07)	(0.35)	(0.42)	(0.40)	(0.60)
Total distributions	(0.30)		(0.64)	(0.64)	(0.67)	(0.82)	(0.92)
Net asset value, end of period	$5.75		$5.51	$6.39	$6.09	$6.21	$8.27
Market value, end of period	$5.36		$5.17	$6.25	$5.56	$5.57	$7.95
Total Investment Return Based on(b):
Market value	9.63%		(8.37% )	24.92%	12.92%	(20.61% )	(17.52% )
Net asset value	10.35%		(4.48% )	16.61%	10.94%	(14.91% )	(2.65% )
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$130,730		$125,219	$145,264	$138,413	$142,067	$189,784
Average net assets (000 omitted)	$126,684		$143,263	$144,958	$140,809	$166,905	$199,956
Net operating expenses, net of fee waivers	1.53%	(c)	1.46%	1.48%	1.64% (d)	1.45%	1.48%
Net operating expenses, excluding fee waivers	1.53%	(c)	1.46%	1.48%	1.65% (d)	1.45%	1.48%
Net investment income	3.64%	(c)	2.47%	2.68%	2.44%	2.91%	2.68%
Portfolio turnover	11%	(e)	36%	12%	15%	20%	13%

(a)  Based on average shares outstanding.

(b)  Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)  Annualized.

(d)  The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.

(e)  Not annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

12	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2019

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the ASX. Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management (Asia) Limited), the Fund’s investment manager (“ASIAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation

Aberdeen Australia Equity Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily.

The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2019 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$969,751	$126,700,013	$–	$127,669,764
Short-Term Investment	570,701	–	–	570,701
Total	$1,540,452	$126,700,013	$–	$128,240,465

Amounts listed as “–” are $0 or round to $0.

For the six-month period ended April 30, 2019, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)  purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

14	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2018 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Aberdeen Australia Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six-month period ended April 30, 2019, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

ASIAL serves as investment manager to the Fund and Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited) (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/

personnel sharing procedures pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. “Managed Assets” is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the six-month period ended April 30, 2019, ASIAL earned $588,518 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Standard Investments Inc. (“ASII”), an affiliate of the Advisers, is the Fund’s Administrator, pursuant to an agreement under which ASII receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2019, ASII earned $50,257 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, ASII provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by ASII so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by ASII.

Pursuant to the terms of the Investor Relations Services Agreement, ASII (or third parties engaged by ASII), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and

16	Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2019

maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2019, the Fund incurred investor relations fees of approximately $34,697. For the six-month period ended April 30, 2019, ASII bore $3,286 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2019, were $12,979,867 and $18,417,738, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2019, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2019 and fiscal year ended October 31, 2018, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Concentrating investments in Australia subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Aberdeen Australia Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (concluded)

April 30, 2019

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2019 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$109,123,118	$22,881,518	$(3,764,171)	$19,117,347

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2019.

On June 11, 2019, the Fund announced that it will pay on June 28, 2019 a distribution of $0.14 per share to all shareholders of record as of June 21, 2019.

18	Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 29, 2019 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class I Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Neville J. Miles	19,502,229	943,533	651,465
Moritz Sell	19,460,663	932,261	704,302

Directors whose term of office continued beyond the Meeting are as follows: P. Gerald Malone, William J. Potter, Peter D. Sacks and Hugh Young.

Aberdeen Australia Equity Fund, Inc.	19

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

Hugh Young

Officers

Christian Pittard, President
Joseph Andolina, Chief Compliance Officer and Vice President, Compliance
Jeffrey Cotton. Vice President-Compliance
Megan Kennedy, Vice President and Secretary
Andrea Melia, Treasurer and Principal Accounting Officer
Martin J. Gilbert, Vice President
Alan Goodson, Vice President
Bev Hendry, Vice President
Jason Kururangi, Vice President
Jennifer Nichols, Vice President
Michelle Lopez, Vice President
Lucia Sitar, Vice President
Sharon Ferrari, Assistant Treasurer
Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited
Level 10 255 George Street
Sydney, NSW 2000, Australia

Administrator

Aberdeen Standard Investments Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Standard Investments Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

The accompanying Financial Statements as of April 30, 2019, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

IAF SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to the semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to the semi-annual report on Form N-CSR.

(b) The Registrant is managed by Aberdeen Standard Investments’ (“ASI”) Asia-Pacific Equities team. The Asia-Pacific Equities team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

Effective  June 12, 2019, Camille Simeon replaced Robert Penaloza as part of the team having the most significant responsibility for the day-to-day management of the Registrant’s portfolio which includes: Jason Kururangi, Michelle Lopez, Natalie Tam and Hugh Young.

(1) The information in the table below is as of July 8, 2019

Individual & Position	Services Rendered	Past Business Experience
Camille Simeon	Responsible for Australian equities portfolio management	Currently Investment Manager — Australian Equities. Ms. Simeon joined Aberdeen in 2008.

(2)  The information in the table below is as of April 30, 2019.

Name ofz Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Camille Simeon	Registered Investment Companies	6	$703.63	0	$0
	Pooled Investment Vehicles	70	$215,357.14	0	$0
	Other Accounts	47	$17,792.70	9	$3,858.27

Total assets are as of March 31, 2019 and have been translated to U.S. dollars at a rate of £1.00 = $1.30.

The Advisers serve as investment managers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Advisers believe that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Advisers have adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

We sometimes enter into agreements for performance-based fees with qualified clients. The existence of such a performance-based fee may create conflicts of interest in the allocation of management time, resources and investment opportunities between different strategies. Additionally, collecting performance-based fees may result in instances in which a portfolio manager concurrently manages accounts with different fee structures for the same strategy. This “side-by-side” active management of accounts by the Advisers may raise potential conflicts of interest.  To address such potential conflicts of interest, ASI has adopted procedures and policies designed to:

Another potential conflict could include instances in which securities considered as investments for a Registrant also may be appropriate for other investment accounts managed by the Advisers or their affiliates.  Whenever decisions are made to buy or sell securities for a Registrant and one or more of the other accounts simultaneously, the Advisers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that they believe to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Registrant from time to time, it is the opinion of the Advisers that the benefits achieved through economies of scale from the Advisers’ organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Advisers will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by the Advisers and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, the Advisers typically deliver security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although the Advisers anticipate delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Advisers may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which the Advisers anticipate a more significant market impact, the Advisers intend to withhold model changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of the Advisers based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, the Advisers may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Advisers do not trade for non-discretionary model clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Advisers’ discretionary account trading, the Advisers may compete against these clients in the market when attempting to execute orders for discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

(3)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.   ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, as amended, (the “Securities Act”), the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Registrant with respect to the MOU/personnel sharing arrangements.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2019
Camille Simeon	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs (1)
November 1, 2018 through November 30, 2018	0	$0	0	2,274,233
December 1, 2018 through December 31, 2018	0	$0	0	2,274,233
January 1, 2019 through January 31, 2019	0	$0	0	2,274,233
February 1, 2019 through February 28, 2019	0	$0	0	2,274,233
March 1, 2019 through March 31, 2019	0	$0	0	2,274,233
April 1, 2019 through April 30, 2019	0	$0	0	2,274,233
Total	0	$0	0	—

(1) The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period when the Fund trades at certain discounts to net asset value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2019, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -       Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)            Not applicable.

(a)(2)            Certifications pursuant to Rule 30a-2(a) under the Act  and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)            Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)          A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 13(c)(1), 13(c)(2) and 13(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2019

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 8, 2019

EXHIBIT LIST

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3) – Distribution notice to stockholders